EXHIBIT 16.1

Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read Circle Star Energy Corp.'s statements included under Item 4.01 of its Form 8-K filed on March 27, 2013 and we agree with such statements concerning our firm.

/s/ Hein & Associates LLP

Dallas, Texas
March 27, 2013

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